UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 8, 2010
MGM MIRAGE

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109

(Address of Principal Executive Offices)	(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d).	Election of Directors.
     On March 8, 2010, the Board of Directors of MGM MIRAGE, a Delaware corporation (the “Company”), appointed William A. Bible as a new director of the Company, subject to gaming and other regulatory approvals, to serve as a member of the Company’s Board of Directors until the Company’s next annual meeting or until his successor is elected and qualified. Subject to Mr. Bible obtaining gaming and other regulatory approvals, the Company expects that he will be named to the Audit Committee.
     There is no arrangement or understanding between Mr. Bible and any other persons pursuant to which he was selected as a director of the Company. Furthermore, the Company has not been since the beginning of the last fiscal year, and is not currently proposed to be, a participant in any related party transaction with Mr. Bible within the meaning of Item 404(a) of Regulation S-K.
     Upon receipt of the requisite gaming and other regulatory approvals, Mr. Bible, as a member of the Board of Directors of the Company, will be entitled to receive fees paid and stock appreciation rights granted by the Company to its directors who are not full-time employees of the Company. The description of compensation of directors of the Company was previously reported in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “Commission”) on June 25, 2009, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
     The following information set forth in this Item 7.01 of this Form 8-K, including the text of the press release, attached as Exhibit 99 to this Form 8-K, is being furnished to, but not filed with, the Commission.
     On March 9, 2010, in connection with the election of Mr. Bible as a director of the Company subject to gaming and other regulatory approvals, the Company issued a press release, a copy of which is attached as Exhibit 99 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

No.	Description
99*	Text of the press release of the Company dated March 9, 2010.

*
Exhibit 99 is being furnished to the Commission pursuant to Item 7.01 and shall not be deemed filed with the Commission, nor shall it be deemed incorporated by reference in any filing with the Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: March 9, 2010	By:	/s/ John M. McManus
		Name:	John M. McManus
		Title:	Senior Vice President, Acting General Counsel & Secretary

INDEX TO EXHIBITS

No.	Description
99*	Text of the press release of the Company dated March 9, 2010.

*
Exhibit 99 is being furnished to the Commission pursuant to Item 7.01 and shall not be deemed filed with the Commission, nor shall it be deemed incorporated by reference in any filing with the Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.